Exhibit 10.4
FIRST AMENDMENT TO
CREDIT AGREEMENT
          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is entered into as of the 30th day of March, 2007, by and among WILLIAMS PRODUCTION RMT COMPANY (the “Counterparty”), WILLIAMS PRODUCTION COMPANY, LLC (the “Guarantor”), CITIBANK, N.A., as administrative agent (the “Administrative Agent”), CITIGROUP ENERGY INC., as computation agent (the “Computation Agent”), CALYON NEW YORK BRANCH, as collateral agent (in such capacity, the “Collateral Agent”) and PV determination agent (in such capacity, the “PV Determination Agent”, and together with the Administrative Agent, the Computation Agent and the Collateral Agent, the “Agents”), and the BANKS party hereto.
Preliminary Statement
          WHEREAS, the Counterparty, the Guarantor, the Agents and the Banks, are parties to that certain Credit Agreement dated as of February 23, 2007 (as same may be further amended, restated, increased and extended, the “Credit Agreement”) and
          WHEREAS, the Counterparty and the Guarantor have now requested that the Banks and the Agents modify the Credit Agreement and change certain terms thereof, and the Agents and the Banks party hereto, which Banks constitute the Required Banks, have agreed to do so; and
          WHEREAS, the Counterparty, the Guarantor, the Agents and the Banks party hereto wish to execute this First Amendment to evidence such agreement.
          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Counterparty, the Guarantor, the Agents and the Banks party hereto hereby agree as follows (all capitalized terms used herein and not otherwise defined shall have the meanings as defined in the Credit Agreement):
     Section 1. Amendment to Section 1.1.
          (a) Section 1 .1 of the Credit Agreement is hereby amended by amending and restating the definition of “Acceptable Bank Guaranty” as follows:
     “Acceptable Bank Guaranty” means an agreement substantially in the form of Exhibit K executed by a Bank or a direct or indirect parent of a Bank and delivered to the Collateral Agent, provided that the senior unsecured long-term Dollar-denominated debt or deposit obligations of such Bank or such direct or indirect parent is rated at least BBB by S&P and Baa2 by Moody’s at the time such Acceptable Bank Guaranty is executed.”

          (b) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:
     “Acceptable Added Bank Guarantor” means the direct or indirect parent of a Bank, provided that the senior unsecured long-term Dollar-denominated debt or deposit obligations of such direct or indirect parent is rated at least BBB by S&P and Baa2 by Moody’s at the time such direct or indirect parent executes an Acceptable Added Bank Guaranty and Acceptable Added Bank Guaranty (Credit Agreement).
     “Acceptable Added Bank Guaranty” means an agreement substantially in the form of Exhibit O, executed by an Acceptable Added Bank Guarantor and delivered to the Collateral Agent.
     “Acceptable Added Bank Guaranty (Credit Agreement)” means an agreement substantially in the form of Exhibit P, executed by an Acceptable Added Bank Guarantor and delivered to the Collateral Agent.
     “First Amendment” means the First Amendment to Credit Agreement, dated as of March 30, 2007, amending this Credit Agreement.
     Section 2. Amendment to Section 2.1 to the Credit Agreement. Section 2.1 of the Credit Agreement is hereby amended by adding the following new subsections (g) and (h) thereto:
     “(g) Acceptable Added Bank Guaranty. Each time a Bank becomes party to the Credit Agreement pursuant to Section 2.8 and the senior unsecured long-term Dollar-denominated debt or deposit obligations of such Bank is not rated at least BBB by S&P and Baa2 by Moody’s, such Bank shall deliver or cause to be delivered to the Administrative Agent an Acceptable Added Bank Guaranty. No Acceptable Added Bank Guaranty shall be released or materially modified so long as the Bank referred to therein remains a party to the Credit Agreement.
     (h) Acceptable Added Bank Guaranty (Credit Agreement). Each time a Bank becomes party to the Credit Agreement pursuant to Section 2.8 and the senior unsecured long-term Dollar-denominated debt or deposit obligations of such Bank is not rated at least BBB by S&P and Baa2 by Moody’s, such Bank shall deliver or cause to be delivered to the Administrative Agent an Acceptable Added Bank Guaranty (Credit Agreement). No Acceptable Added Bank Guaranty (Credit Agreement) shall be released or materially modified so long as the Bank referred to therein remains a party to the Credit Agreement.”
     Section 3. Amendment to Section 2.8 to the Credit Agreement. Clause (i) of the second sentence of Section 2.8 of the Credit Agreement is hereby amended and restated as follows:

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     “(i) (x) the senior unsecured long-term Dollar-denominated debt or deposit obligations of each added Bank is rated at least BBB by S&P and Baa2 by Moody’s, or (y) such Bank delivers or causes to be delivered to the Administrative Agent an Acceptable Added Bank Guaranty and an Acceptable Added Bank Guaranty (Credit Agreement) pursuant to Sections 2.1(g) and (h)”
     Section 4. Amendment to Exhibits to the Credit Agreement.
          (a) The Exhibits to the Credit Agreement are hereby amended by adding the following to such Exhibits: Exhibit O, attached hereto as Annex I, and Exhibit P, attached hereto as Annex II.
          (b) The first sentence of Section 6 of Exhibit J is amended and restated in entirety as follows:
     “The New Bank represents and warrants to the Counterparty, each Agent and each Bank that [its/[Insert Name of Acceptable Added Bank Guarantor]’s] senior unsecured long-term Dollar-denominated debt or deposit obligations are rated at least BBB by S&P and Baa2 by Moody’s, determined consistent with Section 1.5 of the Credit Agreement.”
     Section 5. Representations True; No Default. Each of the Counterparty and the Guarantor represents and warrants that:
(i)	this First Amendment has been duly authorized, executed and delivered on its behalf; the Credit Agreement, as amended hereby, together with the other Credit Documents to which it is a party, constitute the legal, valid and binding obligation of the Counterparty or the Guarantor, as applicable, enforceable against the Counterparty or Guarantor, as applicable, in accordance with their terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity;

(ii)	the representations and warranties of the Counterparty and the Guarantor contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (other than those representations and warranties that expressly relate to a specific earlier date, which representations and warranties were true and correct in all material respects as of such earlier date); and

(iii)	after giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
     Section 6. Expenses, Additional Information. The Counterparty shall pay to each Agent all reasonable expenses incurred by such Agent in connection with the execution of this

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First Amendment, including all reasonable expenses incurred in connection with any previous negotiation and credit documentation.
     Section 7. Effectiveness. This First Amendment shall become effective on the date (the “First Amendment Closing Date”) when, and only when the Administrative Agent notifies the Counterparty that the Administrative Agent (or its counsel) has received from each party hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment, which notice shall be conclusive and binding.
     Section 8. Post-Closing Requirements. Within 7 days of the First Amendment Closing Date, the Counterparty and the Guarantor shall deliver to the Agents and the Banks:
          (a) a certificate of an authorized officer of the Counterparty and the Guarantor, as applicable, dated as of the First Amendment Closing Date certifying (i) that the resolutions delivered to the Banks and the Agents on the effective date of the Credit Agreement have not been amended, modified, revoked or rescinded as of the First Amendment Closing Date, (ii) that the applicable organizational documents of the Counterparty and the Guarantor have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (iii) as to the incumbency and signature of the officers of the Counterparty and the Guarantor executing this First Amendment; and
          (b) a certificate of an officer of each of the Counterparty and the Guarantor dated as of the First Amendment Closing Date certifying that each of the representations and warranties made by the Counterparty or the Guarantor, as applicable, in Section 5 hereof is true and correct, and that no Default or Event of Default has occurred and is continuing.
     Section 9. Miscellaneous Provisions.
          (a) From and after the execution and delivery of this First Amendment, the Credit Agreement shall be deemed to be amended and modified as herein provided, and except as so amended and modified the Credit Agreement shall continue in full force and effect.
          (b) The Credit Agreement and this First Amendment shall be read and construed as one and the same instrument.
          (c) Any reference in any of the Credit Documents to the Credit Agreement shall be a reference to the Credit Agreement as amended by this First Amendment.
          (d) This First Amendment shall be construed in accordance with and governed by the laws of the State of New York.
          (e) This First Amendment may be signed in any number of counterparts and by different parties in separate counterparts and may be in original or facsimile form, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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          (f) The headings herein shall be accorded no significance in interpreting this First Amendment.
     Section 10. Binding Effect. This First Amendment shall be binding upon and inure to the benefit of the Counterparty, the Guarantor, the Banks and the Agents and their respective successors and assigns, except that the Counterparty and the Guarantor shall not have the right to assign their rights hereunder or any interest herein.
     Section 11. Reaffirmation of Guaranty. The Guarantor consents to the execution and delivery by the Counterparty of this First Amendment and ratifies and confirms the terms of the guaranty contained in Article IX of the Credit Agreement with respect to the Obligations. The Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations or any other obligation of the Counterparty, or any actions now or hereafter taken by the Banks with respect to any obligation of the Counterparty, the guaranty contained in Article IX of the Credit Agreement (i) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment of the Obligations to the extent and as provided therein, and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein shall release, discharge, modify, change or affect the original liability of the Guarantor under the guaranty contained in Article IX of the Credit Agreement.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective duly authorized officers on the 30th day of March, 2007, to be effective as of the First Amendment Closing Date.

COUNTERPARTY: WILLIAMS PRODUCTION RMT COMPANY
By:	/s/ Gary R. Belitz
	Name:	Gary R. Belitz
	Title:	Vice President — Finance & Accounting

GUARANTOR: WILLIAMS PRODUCTION COMPANY, LLC
By:	/s/ Gary R. Belitz
	Name:	Gary R. Belitz
	Title:	Vice President — Finance & Accounting

Signature Page to First Amendment to Credit Agreement

AGENTS: CITIBANK, N.A. as Administrative Agent
By:	/s/ Todd J. Mogil
	Name:	TODD J. MOGIL
	Title:	ATTORNEY-IN-FACT

CITIGROUP ENERGY INC., as Computation Agent
By:	/s/ Joseph W. Toussaint
	Name:	JOSEPH W. TOUSSAINT
	Title:	MANAGING DIRECTOR

CALYON NEW YORK BRANCH, as Collateral Agent and as PV Determination Agent
By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Director

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

BANKS: CITIBANK, N.A.
By:	/s/ Todd J. Mogil
	Name:	TODD J. MOGIL
	Title:	ATTORNEY-IN-FACT

CALYON
By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Director

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

ANNEX I TO
FIRST AMENDMENT
EXHIBIT O
ACCEPTABLE ADDED BANK GUARANTY
Guarantee of Obligations of [Name of Bank]
by [Name of direct or indirect parent or Bank]
Guarantee, dated as of [                    ], of [Name of direct or indirect parent of Bank], (the “Guarantor”), in favor of Williams Production RMT Company, a Delaware corporation (the “Counterparty”). Capitalized terms used herein that are not defined herein, are not defined in the Agreement and are defined in the Credit Agreement dated as of February 23, 2007 among the Counterparty, _________ and others, as amended or otherwise modified from time to time, are used herein as therein defined.
1. Guarantee. In order to induce the Counterparty to enter into an ISDA Master Agreement, dated as of the date hereof (the “Agreement”), with a subsidiary of the Guarantor, [Name of Bank] (“Primary Obligor”), the Guarantor absolutely and unconditionally guarantees to the Counterparty, its successors and permitted assigns, as primary obligor and not as a surety, the prompt payment of all amounts payable by Primary Obligor under the Agreement, whether due or to become due, secured or unsecured, joint or several together with any and all expenses referred to under Section 11 of the Agreement incurred by Counterparty in enforcing Counterparty’s rights under this Guarantee (the “Obligations”) all without regard to any counterclaim, set-off, deduction or defense of any kind which Primary Obligor or the Guarantor may have or assert, and without abatement, suspension, deferment or diminution on account of any event or condition whatsoever; provided however, that Guarantor’s obligations under this Guarantee shall be subject to Primary Obligor’s defenses and rights to set-off, counterclaim or withhold payment as provided in the Agreement. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Agreement.
2. Nature of Guarantee. This Guarantee is a guarantee of payment and not of collection. The Counterparty shall not be obligated, as a condition precedent to performance by the Guarantor hereunder, to file any claim relating to the Obligations in the event that Primary Obligor becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Counterparty to file a claim shall not affect the Guarantor’s obligations hereunder. This Guarantee shall continue to be effective or be reinstated if any payment to the Counterparty by Primary Obligor on account of any Obligation is returned to Primary Obligor or is rescinded upon the insolvency, bankruptcy or reorganization of Primary Obligor.
3. Consents, Waivers and Renewals. The Guarantor agrees that the Counterparty may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, change the time, manner or place of payment or any other term of, any Obligation, exchange, release, nonperfection or surrender any collateral for, or renew or change any term of any of the Obligations owing to it, and may also enter into a written agreement with Primary Obligor or with any other party to the Agreement or person liable on any Obligation, or interested therein, for the extension, renewal, payment, compromise, modification, waiver, discharge or release thereof, in whole or in part, without impairing or affecting this Guarantee. The Obligations of the Guarantor under this Guarantee are unconditional, irrespective of the value, genuineness, validity, or enforceability of the Obligations, any law, regulation or order of any jurisdiction or any other event affecting the term of any Obligation or of Counterparty’s rights with respect thereto and, to the fullest extent permitted by applicable law, any other circumstance which might constitute a defense available to, or a discharge of, the Guarantor, including (a) any law, rule or policy that is now or hereafter promulgated by any governmental authority (including any central bank) or regulatory body that may adversely affect Counterparty’s ability or obligation to make or receive such payments, (b) any nationalization, expropriation, war, riot, civil commotion or other similar event, (c) any inability to convert any currency into the currency of payment of such obligation, (d) any inability to transfer funds in the currency of payment of such obligation to the place of payment therefor. The Guarantor agrees that the Counterparty may have recourse to the Guarantor for payment of any of the Obligations, whether or not the Counterparty has proceeded against any collateral security or any obligor principally or secondarily obligated for any Obligation. The Guarantor waives demands, promptness, diligence and all notices that may be required by law or to perfect the Counterparty’s rights hereunder except notice to the Guarantor of a default by Primary Obligor under the Agreement, provided, however, that any delay in the delivery of notice shall in no way invalidate the enforceability of this Guarantee. No failure, delay or single or partial exercise by the Counterparty of its rights or remedies hereunder shall operate as a waiver of such rights or remedies. All rights and remedies hereunder or allowed by law shall be cumulative and exercisable from time to time.
4. Representations and Warranties. The Guarantor hereby represents and warrants that:
          (i) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware;
          (ii) the Guarantor has the requisite corporate power and authority to issue this Guarantee and to perform its obligations hereunder, and has duly authorized, executed and delivered this Guarantee;
          (iii) the Guarantor is not required to obtain any authorization, consent, approval, exemption or license from, or to file any registration with, any government authority as a condition to the validity of, or to the execution, delivery or performance of, this Guarantee;
          (iv) as of the date of this Guarantee, there is no action, suit or proceeding pending or threatened against the Guarantor before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could affect, in a materially adverse manner, the ability of the Guarantor to perform any of its obligations under, or which in any manner questions the validity of, this Guarantee;
          (v) the execution, delivery and performance of this Guarantee by the Guarantor does not contravene or constitute a default under any statute, regulation or rule of any governmental authority or under any provision of the Guarantor’s certificate of incorporation or by-laws or any contractual restriction binding on the Guarantor; and
          (vi) this Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5. Subrogation. Upon payment by Guarantor of any sums to Counterparty under this Guarantee, all rights of Guarantor against Primary Obligor arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the obligations of Primary Obligor under the Agreement, including all Transactions then in effect between Primary Obligor and Counterparty.
6. Termination. This Guarantee is a continuing guarantee and shall remain in full force and effect until such time as it may be revoked by the Guarantor by notice given to the Counterparty, such notice to be deemed effective upon receipt thereof by the Counterparty or at such later date as may be specified in such notice; provided, however, that such revocation shall not limit or terminate this Guarantee in respect of any Transaction effected under the Agreement which shall have been entered into prior to the effectiveness of such revocation. Notwithstanding anything to the contrary in this Paragraph 6, this Guarantee shall terminate, and Guarantor shall be released from all of the Obligations hereunder with respect to any Transaction(s), immediately upon the transfer or assignment of such Transaction(s) to an entity which is not an Affiliate of Primary Obligor (as such term is defined in Section 14 of the Agreement), if such transfer or assignment is completed in accordance with the provisions of Section 7 of the Agreement.
7. Notices. Any notice or communication required or permitted to be made hereunder shall be made to the appropriate addresses set forth below (or to such other addresses as either party may designate by notice to the other party):

If to the Counterparty:

If to the Guarantor:

8. GOVERNING LAW; JURISDICTION. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. The Guarantor hereby irrevocably consents to, for the purposes of any proceeding arising out of this Guarantee, the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the borough of Manhattan in New York City.
9. Waiver of Immunity. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Guarantor or the Guarantor’s property, the Guarantor hereby irrevocably waives such immunity in respect of the Guarantor’s obligations under this Guarantee.
10. Waiver of Jury Trial. The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guarantee or the negotiation, administration or enforcement hereof.
11. Miscellaneous. Each reference herein to the Guarantor, Counterparty or Primary Obligor shall be deemed to include their respective successors and assigns. The provisions hereof shall inure in favor of each such successor or assign. This Guarantee (i) shall supersede any prior or contemporaneous representations, statements or agreements, oral or written, made by or between the parties with regard to the subject matter hereof, (ii) may be amended only by a written instrument executed by the Guarantor and Counterparty and (iii) may not be assigned by either party without the prior written consent of the other party.
12. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Agreement, whether express or implied, Guarantor shall in no event be required to pay or be liable to the Counterparty for any consequential, indirect or punitive damages, opportunity costs or lost profits.
IN WITNESS WHEREOF, the undersigned has executed this Guarantee as of the date first above written.
[NAME OF DIRECT OR INDIRECT PARENT OF BANK]

By:
Name:
Title:
Date:

ANNEX II TO
FIRST AMENDMENT
EXHIBIT P
ACCEPTABLE ADDED BANK GUARANTY (CREDIT AGREEMENT)
Guarantee of Obligations of [Name of Bank]
by [Name of direct or indirect parent of Bank]
Guarantee, dated as of [                     ], of [Name of direct or indirect parent of Bank], (the “Guarantor”), in favor of Williams Production RMT Company, a Delaware corporation (the “Counterparty”), Citibank, N.A., as administrative agent (the “Administrative Agent”) under the Credit Agreement dated as of February 23, 2007 (the “Credit Agreement”) among the Counterparty, _________ and others, as amended or otherwise modified from time to time, Citigroup Energy Inc., as computation agent (the “Computation Agent”) under the Credit Agreement, Calyon New York Branch, as collateral agent (in such capacity, the “Collateral Agent”) and PV determination agent (in such capacity the “ PV Determination Agent”) under the Credit Agreement, and the Banks party to the Credit Agreement (the “Banks”, and together with the Counterparty, the Administrative Agent, the Computation Agent, the Collateral Agent and the PV Determination Agent, the ‘Beneficiaries”).
1. Guarantee. As a condition to [Name of Bank] (“Primary Obligor”), a subsidiary of the Guarantor, becoming party to the Credit Agreement, the Guarantor absolutely and unconditionally guarantees to the each Beneficiary, its successors and permitted assigns, as primary obligor and not as a surety, the prompt payment of all amounts payable by Primary Obligor under the Credit Agreement, whether due or to become due, secured or unsecured, joint or several together with any and all expenses incurred by any Beneficiary in enforcing such Beneficiary’s rights under this Guarantee (the “Obligations”) all without regard to any counterclaim, set-off, deduction or defense of any kind which Primary Obligor or the Guarantor may have or assert, and without abatement, suspension, deferment or diminution on account of any event or condition whatsoever; provided however, that Guarantor’s obligations under this Guarantee shall be subject to Primary Obligor’s defenses and rights to set-off, counterclaim or withhold payment as provided in the Credit Agreement. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.
2. Nature of Guarantee. This Guarantee is a guarantee of payment and not of collection. The Beneficiaries shall not be obligated, as a condition precedent to performance by the Guarantor hereunder, to file any claim relating to the Obligations in the event that Primary Obligor becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of any Beneficiary to file a claim shall not affect the Guarantor’s obligations hereunder. This Guarantee shall continue to be effective or be reinstated if any payment to any Beneficiary by Primary Obligor on account of any Obligation is returned to Primary Obligor or is rescinded upon the insolvency, bankruptcy or reorganization of Primary Obligor.
3. Consents, Waivers and Renewals. The Guarantor agrees that the Beneficiaries may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, change the time, manner or place of payment or any other term of, any Obligation, exchange, release, nonperfection or surrender any collateral for, or renew or change any term of any of the Obligations owing to it, and may also enter into a written agreement with Primary Obligor or with any other party to the Credit Agreement or person liable on any Obligation, or interested therein, for the extension, renewal, payment, compromise, modification, waiver, discharge or release thereof, in whole or in part, without impairing or affecting this Guarantee. The Obligations of the Guarantor under this Guarantee are unconditional, irrespective of the value, genuineness, validity, or enforceability of the Obligations, any law, regulation or order of any jurisdiction or any other event affecting the term of any Obligation or of any Beneficiary’s rights with respect thereto and, to the fullest extent permitted by applicable law, any other circumstance which might constitute a defense available to, or a discharge of, the Guarantor, including (a) any law, rule or policy that is now or hereafter promulgated by any governmental authority (including any central bank) or regulatory body that may adversely affect any Beneficiary’s ability or obligation to make or receive such payments, (b) any nationalization, expropriation, war, riot, civil commotion or other similar event, (c) any inability to convert any currency into the currency of payment of such obligation, (d) any inability to transfer funds in the currency of payment of such obligation to the place of payment therefor. The Guarantor agrees that the Beneficiaries may have recourse to the Guarantor for payment of any of the Obligations, whether or not any Beneficiary has proceeded against any collateral security or any obligor principally or secondarily obligated for any Obligation. The Guarantor waives demands, promptness, diligence and all notices that may be required by law or to perfect the Beneficiaries’ rights hereunder except notice to the Guarantor of a default by Primary Obligor under the Credit Agreement, provided, however, that any delay in the delivery of notice shall in no way invalidate the enforceability of this Guarantee. No failure, delay or single or partial exercise by any Beneficiary of its rights or remedies hereunder shall operate as a waiver of such rights or remedies. All rights and remedies hereunder or allowed by law shall be cumulative and exercisable from time to time.
4. Representations and Warranties. The Guarantor hereby represents and warrants that:
          (i) the Guarantor is duly organized, validly existing and in good standing under the laws of the State of Delaware;
          (ii) the Guarantor has the requisite corporate power and authority to issue this Guarantee and to perform its obligations hereunder, and has duly authorized, executed and delivered this Guarantee;
          (iii) the Guarantor is not required to obtain any authorization, consent, approval, exemption or license from, or to file any registration with, any government authority as a condition to the validity of, or to the execution, delivery or performance of, this Guarantee;
          (iv) as of the date of this Guarantee, there is no action, suit or proceeding pending or threatened against the Guarantor before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could affect, in a materially adverse manner, the ability of the Guarantor to perform any of its obligations under, or which in any manner questions the validity of, this Guarantee;
          (v) the execution, delivery and performance of this Guarantee by the Guarantor does not contravene or constitute a default under any statute, regulation or rule of any governmental authority or under any provision of the Guarantor’s certificate of incorporation or by-laws or any contractual restriction binding on the Guarantor; and
          (vi) this Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5. Subrogation. Upon payment by Guarantor of any sums to any Beneficiary under this Guarantee, all rights of Guarantor against Primary Obligor arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of all the obligations of Primary Obligor under the Credit Agreement.
6. Termination. This Guarantee is a continuing guarantee and shall remain in full force and effect until such time as it may be revoked by the Guarantor by notice given to the Beneficiaries, such notice to be deemed effective upon receipt thereof by the Beneficiaries or at such later date as may be specified in such notice; provided, however, that such revocation shall not limit or terminate this Guarantee in respect of any Qualifying Hedge effected under the Credit Agreement which shall have been entered into prior to the effectiveness of such revocation.
7. Notices. Any notice or communication required or permitted to be made hereunder shall be made to the appropriate addresses set forth below (or to such other addresses as either party may designate by notice to the other party):

If to the Counterparty:

If to the Beneficiaries (other than the Counterparty):

If to the Guarantor:

8. GOVERNING LAW; JURISDICTION. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York. The Guarantor hereby irrevocably consents to, for the purposes of any proceeding arising out of this Guarantee, the exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the borough of Manhattan in New York City.
9. Waiver of Immunity. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to the Guarantor or the Guarantor’s property, the Guarantor hereby irrevocably waives such immunity in respect of the Guarantor’s obligations under this Guarantee.
10. Waiver of Jury Trial. The Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guarantee or the negotiation, administration or enforcement hereof.

11. Miscellaneous. Each reference herein to the Guarantor, any Beneficiary or Primary Obligor shall be deemed to include their respective successors and assigns. The provisions hereof shall inure in favor of each such successor or assign. This Guarantee (i) shall supersede any prior or contemporaneous representations, statements or agreements, oral or written, made by or between the parties with regard to the subject matter hereof, (ii) may be amended only by a written instrument executed by the Guarantor and the Beneficiaries and (iii) may not be assigned by any party without the prior written consent of the other parties, except in the case of a transfer by any Bank (other than the Guarantor) of its rights and obligations under the Credit Agreement pursuant to Section 8.5 thereof.
12. Limitation of Liability. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, whether express or implied, Guarantor shall in no event be required to pay or be liable to any Beneficiary for any consequential, indirect or punitive damages, opportunity costs or lost profits.
13. Enforcement of Guarantee. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, the Guarantor acknowledges that any Beneficiary may enforce this Guarantee or exercise any rights or remedies hereunder without the necessity of any other Beneficiary joining in such enforcement or exercise.
IN WITNESS WHEREOF, the undersigned has executed this Guarantee as of the date first above written.
[NAME OF DIRECT OR INDIRECT PARENT
OF BANK]

By:
Name:
Title:
Date: